Exhibit 99.1


                    Certification of Chief Executive Officer


  Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the
                          Sarbanes - Oxley Act of 2002

     In connection with the Quarterly Report on Form 10-QSB of WARP Technology Holdings, Inc. (the "Company") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Karl Douglas, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Karl Douglas
-------------------------------------
Karl Douglas, Chief Executive Officer


Date:  November 14, 2002